UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza Terre Haute, Indiana	47807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 238-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of First Financial Corporation (the “Company”) held on April 20, 2011, the Company’s shareholders approved the First Financial Corporation 2011 Omnibus Equity Incentive Plan (the “2011 Plan”), effective January 1, 2011. The Board of Directors of the Company had previously adopted and approved the 2011 Plan on November 16, 2010, subject to shareholder approval.

The Compensation and Employee Benefits Committee (the “Committee”) of the Board of Directors will administer the 2011 Plan. The Committee will have full power and discretion to (i) determine the amounts, sizes, types, performance goals, performance periods, vesting requirements, restrictions, pay-outs, exercise or other prices and all other attributes of awards under the 2011 Plan; (ii) determine the performance goals, performance periods, award rates and all other targets, terms and conditions of awards in a manner consistent with the 2011 Plan; (iii) amend or modify the 2011 Plan subject to limitations imposed by applicable law and the 2011 Plan; (iv) interpret the 2011 Plan and all award or other agreements entered into under the 2011 Plan; (v) establish, amend or waive rules and regulations for the 2011 Plan’s administration; and (vi) make all other determinations which may be necessary or advisable for the administration of the 2011 Plan. All determinations of the Committee will be final.

Any current or future officer or key employee of the Company or any of its affiliates designated by the Committee is eligible to participate in the 2011 Plan and to receive an award under the 2011 Plan. The 2011 Plan permits grants of nonstatutory stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and cash incentive awards.

The 2011 Plan authorizes the issuance of up to 700,000 shares of common stock, plus (i) that number of shares that are tendered to or withheld by the Company in connection with the exercise of options; (ii) that number of shares that are purchased by the Company with the cash proceeds received upon option exercises; (iii) that number of shares settled under the 2011 Plan in cash; and (iv) that number of shares withheld for the payment of taxes. The 2011 Plan limits the number of shares available for awards for a year to 125,000.  The 2011 Plan also provides that no participant will be granted an award for more than 125,000 shares for a year.

Awards under the 2011 Plan may be subject to the achievement of performance goals based on specific business criteria set forth in the 2011 Plan.  The performance goals also will include an award rate and will provide for a targeted level or levels of achievement relating to one or more of the specified business criteria. Performance goals will have “threshold,” “target” and “maximum” levels. The performance goals may differ among participants, awards and performance periods.

Achievement of the performance goals will be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles (or as may otherwise be determined by the Board of Directors). In the event the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under securities laws, and the Company paid an award to a participant which was based on the erroneous data within three years preceding the date of the accounting restatement, then the participant is required to repay the Company the excess amount of which would not have been paid to the participant under the accounting restatement.

Upon a “change in control” of the Company (as defined in the 2011 Plan), if the successor does not assume the 2011 Plan and the obligations thereunder, all awards will become immediately vested and/or exercisable and all restrictions and performance goals will be removed and will remain as such for the remaining life of the awards.

Subject to the terms of the 2011 Plan and applicable law, the Board of Directors or the Committee may amend, terminate, discontinue or suspend the 2011 Plan at any time. In addition, the Committee may make adjustments to awards, award rates, performance goals, performance periods and other terms and conditions of the 2011 Plan but may not, without the consent of the participant to whom an award has been made, make any alteration that would adversely affect the award. The total number of awards that may be granted under the plan may not be increased without prior shareholder approval.

The foregoing description of the 2011 Plan is qualified in its entirety by reference to Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 20, 2011. The final voting results relating to the matters voted on at the 2011 annual meeting of shareholders are set forth below.

1. The four persons nominated to serve as directors of the Company received the following number of votes and were elected as directors to serve three-year terms expiring in 2014:

			BROKER
NAME	FOR	WITHHELD	NON-VOTES
B. Guille Cox, Jr.	9,765,727	135,747	1,326,485
Anton H. George	9,158,538	742,936	1,326,485
Gregory L. Gibson	9,748,511	152,963	1,326,485
Virginia L. Smith	9,663,027	238,447	1,326,485

2.	The appointment of Crowe Horwath LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011 was ratified by the following shareholder vote:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
10,957,001	17,003	265,004	-0-
3.	By the following vote, the shareholders approved an advisory vote on 2010 compensation paid to named executive officers:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
9,386,210	423,957	102,355	1,326,485
4.	By the following vote, the shareholders voted, on an advisory basis, to hold future advisory votes on executive compensation on an annual basis:

				BROKER
EVERY YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	NON-VOTES
5,502,955	92,897	4,227,215	89,452	1,326,488
The Board of Directors will take these results into consideration, and the Company will file an amendment to this Form 8-K within the timeframe prescribed under Item 5.07 once the Board makes a final determination as to how frequently the Company will include a shareholder vote on executive compensation in its proxy materials until the next required vote on the frequency of shareholder votes on executive compensation.
5.	By the following vote, the shareholders approved the First Financial Corporation 2011 Omnibus Equity Incentive Plan:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
9,262,924	491,227	158,371	1,326,485

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2011

FIRST FINANCIAL CORPORATION

By: /s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

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